UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04973

Exact name of registrant as specified in charter:	Voyageur Insured Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	November 30, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Arizona Fund

November 30, 2009

	Principal
	Amount	Value
Municipal Bonds – 98.68%
Corporate Revenue Bonds – 5.85%
Maricopa County Pollution Control (Palo Verde Project) Series A 5.05% 5/1/29 (AMBAC)	$2,000,000	$1,846,200
•Navajo County Pollution Control Revenue Refunding (Arizona Public Services Company-Cholla)
Series D 5.75% 6/1/34	1,500,000	1,551,540
Pima County Industrial Development Authority Pollution Control Revenue (Tucson Electric Power
Company-San Juan) Series A 4.95% 10/1/20	1,500,000	1,521,270
Salt Verde Financial Corporation Gas Revenue Senior 5.00% 12/1/37	2,895,000	2,357,370
		7,276,380
Education Revenue Bonds – 8.67%
Arizona State Board of Regents (University of Arizona System Revenue)
Series A 5.00% 6/1/39	1,500,000	1,521,525
Series 2008A 5.00% 6/1/21	1,255,000	1,388,620
Arizona State University Certificates of Participation (Research Infrastructure Project) 5.00%
9/1/30 (AMBAC)	2,000,000	2,019,200
Arizona State University Energy Management Revenue (Arizona State University-Tempe
Campus II Project) 4.50% 7/1/24	1,385,000	1,400,013
Energy Management Services Energy Conservation Revenue (Arizona State University-Main
Campus Project) 5.25% 7/1/17 (NATL-RE)	1,500,000	1,643,145
Pima County Industrial Development Authority Educational Revenue Refunding (Tucson
Country Day School Project) 5.00% 6/1/37	1,000,000	711,550
South Campus Group Student Housing Revenue (Arizona State University-South Campus
Project) 5.625% 9/1/35 (NATL-RE)	1,000,000	995,190
Tucson Industrial Development Authority Lease Revenue (University of Arizona-Marshall
Foundation) Series A 5.00% 7/15/27 (AMBAC)	1,000,000	1,004,820
University of Arizona Certificates of Participation (University of Arizona Project)
Series A 5.125% 6/1/21 (AMBAC)	85,000	90,185
		10,774,248
Electric Revenue Bonds – 5.42%
Mesa Utilities System Revenue Refunding 5.00% 7/1/18 (NATL-RE) (FGIC)	2,150,000	2,423,007
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	315,000	288,590
Series WW 5.00% 7/1/28	1,430,000	1,391,133
Series WW 5.50% 7/1/38	600,000	591,462
Salt River Project Agricultural Improvement & Power District Electric System Revenue Series B
5.00% 1/1/31 (NATL-RE) (IBC)	2,000,000	2,039,120
		6,733,312
Health Care Revenue Bonds – 12.51%
Arizona Health Facilities Authority Revenue (Catholic Healthcare West) Series D 5.00% 7/1/28	1,500,000	1,478,520
Glendale Industrial Development Authority Hospital Revenue (John C. Lincoln Health) 5.00% 12/1/42	2,500,000	2,126,800
Maricopa County Industrial Development Authority Health Facilities Revenue (Catholic Healthcare West)
Series A 5.50% 7/1/26	1,000,000	1,017,760
Series A 6.00% 7/1/39	2,500,000	2,593,900
Scottsdale Industrial Development Authority Hospital Revenue (Scottsdale Healthcare)
Series A 5.25% 9/1/30	1,250,000	1,143,600
University Medical Center Hospital Revenue
5.00% 7/1/24	800,000	781,352
5.00% 7/1/35	2,000,000	1,812,600
6.50% 7/1/39	2,500,000	2,634,650
Yavapai County Industrial Development Authority Revenue (Yavapai Regional Medical
Center) Series A 5.25% 8/1/21 (RADIAN)	2,000,000	1,960,560
		15,549,742
Housing Revenue Bond – 0.01%
Pima County Industrial Development Authority Single Family Housing Revenue
Series A-1 6.125% 11/1/33 (GNMA) (FNMA) (FHLMC) (AMT)	15,000	15,028
		15,028
Lease Revenue Bonds – 11.98%
Arizona Game & Fish Department & Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,300,000	1,303,562
Marana Municipal Property Facilities Revenue 5.00% 7/1/28 (AMBAC)	575,000	590,341
Maricopa County Industrial Development Authority Correctional Contract Revenue (Phoenix
West Prison) Series B 5.375% 7/1/22 (ACA)	1,000,000	968,420
Phoenix Industrial Development Authority Lease Revenue (Capitol Mall II, LLC Project) 5.00%
9/15/28 (AMBAC)	2,000,000	2,000,280
Pima County Industrial Development Authority Lease Revenue Metro Police Facility (Neveda
Project) Series A
5.25% 7/1/31	1,500,000	1,494,165
5.375% 7/1/39	1,500,000	1,471,605

Pinal County Certificates of Participation
5.00% 12/1/29	1,300,000	1,266,330
5.125% 6/1/21 (AMBAC)	4,000,000	4,098,933
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities) Series D
5.25% 7/1/27	470,000	458,908
5.25% 7/1/36	270,000	248,270
University of Arizona Certificates of Participation Prerefunded (University of Arizona Project)
Series B 5.00% 6/1/31 (AMBAC)	1,000,000	1,000,000
		14,900,814
Local General Obligation Bonds – 6.81%
Chandler 5.00% 7/1/17	1,935,000	2,274,805
Cochise County Unified School District #68 (Sierra Vista) 7.50% 7/1/10 (NATL-RE) (FGIC)	1,000,000	1,037,830
Coconino & Yavapai Counties Joint Unified School District #9 (Sedona Oak Creek Project of 2007)
Series A 4.50% 7/1/18 (FSA)	1,520,000	1,727,769
Series B 5.375% 7/1/28	1,350,000	1,444,352
DC Ranch Community Facilities 5.00% 7/15/27 (AMBAC)	1,000,000	959,210
•Gila County Unified School District #10 (Payson School Improvement-Project of 2006) Series A
5.25% 7/1/27 (AMBAC)	1,000,000	1,028,290
		8,472,256
§Pre-Refunded Bonds – 12.09%
Phoenix Variable Purpose Series B 5.00% 7/1/27-12	2,435,000	2,512,603
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Series K 5.00% 7/1/35-15	750,000	882,443
Puerto Rico Electric Power Authority Revenue
Series NN 5.00% 7/1/32-13 (NATL-RE)	1,750,000	1,992,305
Series RR 5.00% 7/1/35-15 (FGIC)	1,545,000	1,812,440
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities)
Series D 5.25% 7/1/27-12	1,280,000	1,417,318
Series I 5.25% 7/1/33-14	5,000	5,791
Scottsdale Municipal Property Corporation Excise Tax Revenue 5.00% 7/1/21-16	1,505,000	1,777,706
Southern Arizona Capital Facilities Finance Revenue (University of Arizona Project) 5.10%
9/1/33-12 (NATL-RE)	3,250,000	3,625,375
University of Arizona Certificates of Participation (University of Arizona Project) Series A
5.125% 6/1/21-12 (AMBAC)	915,000	1,009,693
		15,035,674
Special Tax Revenue Bonds – 15.51%
Arizona State Transportation Board Excise Tax Revenue (Maricopa County Regional Area
Road Foundation) 5.00% 7/1/19	1,500,000	1,683,225
Arizona Tourism & Sports Authority Tax Revenue (Multipurpose Stadium Facilities) Series A
5.00% 7/1/28 (NATL-RE)	2,160,000	2,170,454
Flagstaff Aspen Place Sawmill Improvement District Revenue 5.00% 1/1/32	1,350,000	1,350,000
Gilbert Public Facilities Municipal Property Revenue 5.00% 7/1/25	1,250,000	1,319,113
Marana Tangerine Farm Road Improvement District Revenue 4.60% 1/1/26	963,000	859,834
Mesa Street & Highway Revenue 5.00% 7/1/20 (FSA)	1,000,000	1,135,510
Peoria Municipal Development Authority Transition Sales Tax, Excise Tax & State Shared
Revenue (Senior Lien & Subordinated Lien) 4.50% 1/1/16	1,000,000	1,122,450
Phoenix Civic Improvement Transition Excise Tax Revenue (Light Rail Project) 5.00% 7/1/20 (AMBAC)	2,270,000	2,438,819
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue
Refunding Series C 5.50% 7/1/25 (AMBAC)	1,955,000	1,956,935
Puerto Rico Sales Tax Financing Revenue
ΩCapital Appreciation-First Subordinate Series A 6.75% 8/1/32	3,045,000	2,268,190
First Subordinate Series A
•5.00% 8/1/39	1,500,000	1,559,820
5.75% 8/1/37	1,405,000	1,425,682
		19,290,032
State General Obligation Bonds – 6.38%
Guam Government Series A
6.75% 11/15/29	115,000	117,841
7.00% 11/15/39	1,250,000	1,286,938
Puerto Rico Commonwealth Public Improvement Refunding Series A
5.50% 7/1/17	1,765,000	1,887,243
5.50% 7/1/19	1,300,000	1,361,061
Puerto Rico Commonwealth Public Improvement Refunding Un-Refunded Balance Series A
5.125% 7/1/30 (FSA)	480,000	481,435
5.125% 7/1/31	2,000,000	1,872,240
Virgin Islands Public Finance Authority (Gross Receipts Taxes Loan Note) 5.00% 10/1/31 (ACA)	1,000,000	932,010
		7,938,768
Transportation Revenue Bonds – 5.19%
Arizona State Transportation Broad Grant Anticipation Notes Series A 5.00% 7/1/14	1,250,000	1,417,638
Arizona State Transportation Board Highway Revenue Subordinated Series A 5.00% 7/1/23	1,000,000	1,087,750
Phoenix Civic Improvement Airport Revenue (Senior Lien) Series B
5.25% 7/1/27 (NATL-RE) (FGIC) (AMT)	1,000,000	1,003,060
5.25% 7/1/32 (NATL-RE) (FGIC) (AMT)	3,000,000	2,941,530
		6,449,978

Water & Sewer Revenue Bonds – 8.26%
Phoenix Civic Improvement Corporation Waste System Revenue (Junior Lien)
5.00% 7/1/26 (NATL-RE) (FGIC)	3,750,000	3,805,199
Phoenix Civic Improvement Wastewater Corporation Systems Revenue (Junior Lien)
5.00% 7/1/19 (NATL-RE)	2,750,000	3,062,373
Refunding 5.00% 7/1/24 (NATL-RE) (FGIC)	1,000,000	1,020,170
Scottsdale Water & Sewer Revenue
4.00% 7/1/15	500,000	559,475
4.00% 7/1/16	375,000	419,464
5.25% 7/1/22	1,150,000	1,404,668
		10,271,349
Total Municipal Bonds (cost $119,502,420)		122,707,581

Total Value of Securities – 98.67%
(cost $119,502,420)		122,707,581
Receivables and Other Assets Net of Liabilities (See Notes) – 1.32%		1,647,438
Net Assets Applicable to 11,067,731 Shares Outstanding – 100.00%		$124,355,019

§Pre-Refunded Bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
•Variable rate security. The rate shown is the rate as of November 30, 2009.

Summary of abbreviations:
ACA – Insured by American Capital Access
AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
FGIC – Insured by the Financial Guaranty Insurance Company
FHLMC – Insured by the Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association collateral
FSA – Insured by Financial Security Assurance
GNMA – Government National Mortgage Association collateral
IBC – Integrity Building Corporation
NATL-RE – Insured by the National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (GAAP) and are consistently followed by Voyageur Insured Funds – Delaware Tax-Free Arizona Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2006 – August 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments is allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the period ended November 30, 2009. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

Management has evaluated whether any events or transactions occurred subsequent to November 30, 2009 through January 25, 2010, the date of issuance of the Fund's schedule of portfolio holdings, and determined that there were no material events or transactions other than those already disclosed that would require recognition or disclosure in the Fund’s schedule of portfolio holdings.

2. Investments
At November 30, 2009, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At November 30, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$119,502,420
Aggregate unrealized appreciation	4,743,101
Aggregate unrealized depreciation	(1,537,940)
Net unrealized appreciation	$3,205,161

For federal income tax purposes, at August 31, 2009, capital loss carryforwards of $1,448,471 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,448,471 expires in 2012.

The Fund applies the provisions, as amended to date, of Accounting Standards Codification 820 (ASC 820), Fair Value Measurements and Disclosures. ASC 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ASC 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the ASC 820 fair value hierarchy levels as of November 30, 2009:

Level 2
Municipal Bonds	$122,707,581
Total	$122,707,581

There were no Level 3 securities at the beginning or end of the period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in Arizona. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At November 30, 2009, 45.70% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest in advance refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2009, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Fund. On January 4, 2010, the new investment advisory agreement between DMC and the Fund that was approved by the shareholders became effective.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: